UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported):
                  December 20, 2001, as amended January 3, 2002



                                   Frefax Inc.
               (Exact name of issuer as specified in its charter)





Florida                            000-29915                650786722
(State or other jurisdiction       Commission               IRS Employer
 of incorporation                  File Number No.          IdentificationNo.)





                       1255 Peel Street, Montreal, Quebec
                      H3B 2T9 CANADA (Address of principal
                          executive offices) (Zip Code)




               Registrant's telephone number, including area code:
                     Tel: (514) 398-0515 Fax: (514) 398-9901

Item 1.   Changes in Control of Registrant.

NOT APPLICABLE


Item 2.   Acquisition or Disposition of Assets.

NOT APPLICABLE


Item 3.   Bankruptcy or Receivership.

NOT APPLICABLE

Item 4.   Change in Registrant's Certifying Accountants

On December 17, 2001, Frefax Inc. informed its auditors Massella Rubenstein LLP, of Jericho, New York, that following the merger between Frefax Inc. (FFAX) and China Xin Network Inc.(CXN), the auditors of the company have been changed to Fine & Associates, Montreal, Quebec, Canada..

The board of directors took this decision on December 17, 2001.

There were no disagreements between Massella Rubenstein LLP., and current management with respect to previous or current audits.


Item 5.   Other Events and Regulation FD Disclosure.

NOT APPLICABLE


Item 6.   Resignations of Registrant's Directors.

NOT APPLICABLE

Item 7.   Financial Statements and Exhibits.

Exhibits:
16.a - Letter From China Xin Network Inc. to Massella Rubenstein LLP 16.b - Letter From Massella Rubenstein to Frefax




Item 8.   Change in Fiscal Year.

NOT APPLICABLE

                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                             FreFax Inc.
                                                             (Registrant)


Date: January 3, 2002               By: /s/ Jean-Francois Amyot
                                            -------------------
                                            Name: Jean-Francois Amyot,
                                            Title:   CEO & Chairman